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                          EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION                       PAGE
-----------    -----------                       ----

   C-1         Registration Statement (Form S-4),     Incorporated
               including all financial statements     by Reference
               and exhibits thereto

   F-1         Opinion of counsel                Filed herewith